Exhibit 99.2


                                                                       Pages
                                                                       -----

   Bridgestone Technologies, Inc. audited financial statements and supplementary information for the years ended
   December 31, 1998 and 1997                                          1-17


   Bridgestone Technologies, Inc. unaudited balance sheet
   as of September 30, 1999 and the related unaudited statements of operations and cash flows for the 9-months ended September
   30, 1999 and 1998                                                   A-1 - A-4

                         BRIDGESTONE TECHNOLOGIES, INC.

                              FINANCIAL STATEMENTS
                                      AND
                           SUPPLEMENTARY INFORMATION

                             ----------------------

                     Years Ended December 31, 1998 and 1997


                                    CONTENTS

                               ------------------





                                                        Pages
                                                        -----

     Independent Auditors' Report                           1

     Financial Statements

          Balance Sheets                                  2-3

          Statements of Income and Retained Earnings        4

          Statements of Cash Flows                        5-6

          Notes to Financial Statements                  7-15

     Supplementary Information

          Schedule A - Cost of Revenues Earned             16

          Schedule B - Selling, General and
             Administrative Expenses                       17

                         INDEPENDENT AUDITORS' REPORT
                         ----------------------------



To the Board of Directors
Bridgestone Technologies, Inc.
Bridgeport, Connecticut  06605

We have audited the accompanying Balance Sheets of Bridgestone Technologies, Inc. (a Delaware corporation) as of December 31, 1998 and 1997, and the related Statements of Income and Retained Earnings, and Statements of Cash Flows for the years then ended. These financial statements are the responsibility of the management of Bridgestone Technologies, Inc. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bridgestone Technologies, Inc., as of December 31, 1998 and 1997, and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental information contained in Schedules A & B on pages 16 and 17 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


/s/ Lagana, Roberge & Company
-----------------------------
Lagana, Roberge & Company
Certified Public Accountants

May 21, 1999

                        BRIDGESTONE TECHNOLOGIES, INC.

                                BALANCE SHEETS
                              -------------------

                          December 31, 1998 and 1997

                                  A S S E T S
                                  -----------


                                               1998                1997
                                            ------------        -----------
CURRENT ASSETS
   Cash on Hand and in Banks                $     22,485        $   369,387
   Accounts Receivable (Note 4)                  865,927          1,502,746
   Inventory (Note 5)                            707,348            866,507
   Due from Affiliate (Note 14)                  652,863             49,869
   Prepaid Expenses (Note 6)                       5,713             10,990
                                            ------------        -----------

        TOTAL CURRENT ASSETS                   2,254,336          2,799,499
                                            ------------        -----------

NON-CURRENT ASSETS
   Lab and Production Equipment                1,721,086          1,566,617
   Office Equipment                              181,334            152,288
   Masters                                       584,000            488,000
                                            ------------        -----------

           Subtotal                            2,486,420          2,206,905

      Less Accumulated Depreciation           (1,096,840)          (755,673)
                                            ------------        -----------

        TOTAL NON-CURRENT ASSETS               1,389,580          1,451,232
                                            ------------        -----------

OTHER ASSETS
   Capitalized Patent Costs                        8,947                  0
   Capitalized Product Costs                           0             60,745
   Leasehold Improvements                         85,033             69,453
   Organizational Costs                            1,947              1,947
                                            ------------        -----------

           Subtotal                               95,927            132,145

      Less Accumulated Amortization              (54,314)           (76,146)
                                            ------------        -----------

           Net                                    41,613             55,999

   Deposits                                        2,190              2,190
                                            ------------        -----------

        TOTAL OTHER ASSETS                        43,803             58,189
                                            ------------        -----------

           TOTAL ASSETS                     $  3,687,719        $ 4,308,920
                                            ============        ===========


   The accompanying notes are an integral part of the financial statements.

                        BRIDGESTONE TECHNOLOGIES, INC.

                                BALANCE SHEETS
                                --------------

                          December 31, 1998 and 1997


       L I A B I L I T I E S  &  S H A R E H O L D E R S '  E Q U I T Y
       ----------------------------------------------------------------

                                                           1998         1997
                                                        ----------   ----------
CURRENT LIABILITIES
  Accounts Payable                                      $  536,178   $  923,524
  Revolving Credit (Note 9)                                250,000            0
  Due to Affiliate (Note 14)                                     0      815,750
  Note Payable - Current Portion                           134,347            0
  Accrued Expenses (Note 7)                                 93,886       44,698
  Accrued Income Taxes                                     (19,427)       3,620
  Obligations Under Lease - Current Portion                  1,916        2,897
                                                        ----------   ----------

      TOTAL CURRENT LIABILITIES                            996,900    1,790,489
                                                        ----------   ----------

NON-CURRENT LIABILITIES
  Notes Payable (Note 9)                                   686,652            0
  Obligations Under Lease (Note 13)                              0        4,813
                                                        ----------   ----------

       Subtotal                                            686,652        4,813

    Less Current Portion                                  (134,347)      (2,897)
                                                        ----------   ----------

      Net Long-Term Portion                                552,305        1,916

  Due to Shareholders (Note 8)                           1,127,695    1,493,696
  Deferred Taxes - Non Current Portion (Note 12)           124,034      137,398
                                                        ----------   ----------

      TOTAL NON-CURRENT LIABILITIES                      1,804,034    1,633,010
                                                        ----------   ----------

 SHAREHOLDERS' EQUITY
  Common Stock, No Par Value;
   1,000 shares authorized;
   400 shares issued and outstanding                        21,000       21,000
  Retained Earnings                                        965,785      964,421
                                                        ----------   ----------

                                                           986,785      985,421
  Less: Treasury Stock
   (60 shares; Common Stock;
   No Par Value) at cost                                  (100,000)    (100,000)
                                                        ----------   ----------

      TOTAL SHAREHOLDERS' EQUITY                           886,785      885,421
                                                        ----------   ----------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                $3,687,719   $4,308,920
                                                        ==========   ==========


   The accompanying notes are an integral part of the financial statements.

                        BRIDGESTONE TECHNOLOGIES, INC.

                  STATEMENTS OF INCOME AND RETAINED EARNINGS
                  ------------------------------------------

                    Years Ended December 31, 1998 and 1997



                                                      1998             1997
                                                   -----------      ----------

Contract Revenues Earned                           $ 7,943,580      $7,887,785

Cost of Revenues Earned (Schedule A)                 5,115,806       5,729,987
                                                   -----------      ----------

   GROSS PROFIT                                      2,827,774       2,157,798

Selling, General & Administrative
   Expenses (Schedule B)                             2,837,649       1,994,962
                                                   -----------      ----------

   INCOME FROM OPERATIONS & BEFORE TAXES                (9,875)        162,836

Other Income                                                 0          15,199
Interest Income                                              0           1,393
                                                   -----------      ----------

    Total Other Income                                       0          16,592
                                                   -----------      ----------

   INCOME BEFORE TAXES                                  (9,875)        179,428

Provision for Income Taxes                                   0          21,747

Income Tax Expense (Benefit)                           (11,239)              0
                                                   -----------      ----------

   NET INCOME AFTER TAXES                                1,364         157,681

RETAINED EARNINGS, BEGINNING OF YEAR                   964,421         806,740
                                                   -----------      ----------

       RETAINED EARNINGS, END OF YEAR              $   965,785      $  964,421
                                                   ===========      ==========


   The accompanying notes are an integral part of the financial statements.

                        BRIDGESTONE TECHNOLOGIES, INC.

                           STATEMENTS OF CASH FLOWS

                               ----------------

                    Years Ended December 31, 1998 and 1997



                                                             1998        1997
                                                           ---------  ---------

CASH FLOWS FROM OPERATING ACTIVITIES
   Net Income                                              $   1,364  $ 157,681

   Adjustments to reconcile net income
     to net cash provided by operating activities:

      Depreciation & Amortization                            365,145    349,707
      Increase (Decrease)  in Deferred Taxes                 (13,364)    10,001
      Increase in Allowance for Bad Debts                     35,800      4,187
      Increase in Allowance for Inventory Obsolescence        41,168          0
   Changes in Operating Assets and Liabilities

        (Increase) Decrease in Accounts Receivable           601,019   (381,525)
        (Increase) Decrease in Inventory                     117,991   (523,363)
        (Increase) Decrease in Due from Affiliate           (602,994)   (49,869)
        (Increase) Decrease in Employee Advances                   0        450
        (Increase) Decrease in Prepaid Taxes                       0      3,876
        (Increase) Decrease in Prepaid Expenses                5,277     (9,038)
        (Increase) Decrease in Capitalized Costs              14,935     23,750
        (Increase) Decrease in Patent Costs                   (8,947)         0
        (Increase) Decrease in Deposits                            0      1,000
        Increase (Decrease) in Accounts Payable             (387,346)   (66,163)
        Increase (Decrease) in Due to Affiliate             (815,750)   815,750
        Increase (Decrease) in Accrued Expenses               49,188     20,917
        Increase (Decrease) in Income Taxes Payable          (23,047)   (39,807)
                                                           ---------  ---------

         Net Cash Provided by Operating Activities         $(619,561) $ 317,554
                                                           =========  =========


   The accompanying notes are an integral part of the financial statements.

                        BRIDGESTONE TECHNOLOGIES, INC.

                           STATEMENTS OF CASH FLOWS
                              -------------------

                    Years Ended December 31, 1998 and 1997




                                                             1998        1997
                                                          ----------  ---------

Net Cash Provided by Operating Activities
(From Previous Page)                                      $(619,561)  $ 317,554

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of Property, Plant and Equipment               (279,515)   (326,029)
   Purchase of Leasehold Improvements                       (15,580)    (11,021)
                                                          ---------   ---------

   Net Cash Used in Investing Activities                   (295,095)   (337,050)
                                                          ---------   ---------

CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from Credit Line                                250,000           0
   Proceeds from Long-Term Debt                             750,000           0
   Principal Payment on Long-Term Debt                      (63,348)          0
   Increase (Decrease) in Loans to Shareholders                   0     550,000
   Increase (Decrease) in Amounts Due to Shareholders      (366,001)   (289,874)
   Payment on Long-Term Obligations Under Lease              (2,897)     (2,469)
   Purchase of Treasury Stock                                     0    (100,000)
                                                          ---------   ---------

   Net Cash Used in Financing Activities                    567,754     157,657
                                                          ---------   ---------

NET INCREASE (DECREASE) IN CASH
      AND CASH EQUIVALENTS                                 (346,902)    138,161

CASH, BEGINNING OF YEAR                                     369,387     231,226
                                                          ---------   ---------

        CASH, END OF YEAR                                 $  22,485   $ 369,387
                                                          =========   =========

   The accompanying notes are an integral part of the financial statements.

                        BRIDGESTONE TECHNOLOGIES, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                 -------------

                          December 31, 1998 and 1997


(1)  Organization
     ------------

          The Company was incorporated on February 22, 1995 in Delaware for purposes of producing holographic materials for security and identification uses. The Company has locations in Bridgeport, Connecticut and Stowe, Vermont.

(2)  Summary of significant accounting policies
     ------------------------------------------

     Inventories
     -----------

          Inventories are valued at cost, determined using the first-in, first-out method.

     Equipment and improvements
     --------------------------

          Equipment is stated at cost, including the cost of significant improvements and/or renovations that materially extend asset lives, and is depreciated over the estimated useful lives of the related assets. The cost of ordinary maintenance and repairs are charged to expense as incurred. For financial reporting purposes, depreciation is provided for on a straight line basis over the estimated useful life of the assets. For income tax purposes, depreciation has been provided using the Modified Accelerated Cost Recovery System (MACRS), which prescribes rates and periods for items required after 1985.

     Leasehold improvements
     ----------------------

          Leasehold improvements are being amortized on a straight-line basis over a period of 6 months to 120 months dependent upon the location of the improvement and the date it was made. The same amortization method is used for both income tax purposes and financial reporting purposes.

     Capitalized product costs
     -------------------------

          Capitalized product costs are being amortized on a straight line basis over a period of 36 months.

     Capitalized patent costs
     ------------------------

          Capitalized patent costs are being amortized on a straight line basis over a period of 180 months.

                        BRIDGESTONE TECHNOLOGIES, INC.

                         NOTES TO FINANCIAL STATEMENTS
                               ----------------

                          December 31, 1998 and 1997


(2)  Summary of significant accounting policies (Continued)
     ------------------------------------------

     Uninsured cash balances
     -----------------------

          The Company maintains cash balances at several banks. Cash accounts at banks are insured by the FDIC of up to $100,000. As of December 31, 1997, amounts in excess of insured limits were $263,822 in one account.

     Use of estimates
     ----------------

          The preparation of financial statements in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     Income taxes
     ------------

          Income tax expense includes federal and state taxes currently payable and deferred taxes arising from temporary differences between income for
     financial reporting and income tax purposes.   The differences result
     principally from differences in depreciation between tax and financial reporting purposes, allowances for uncollectible accounts and net operating loss carryforwards.

(3)  Supplemental disclosure of cash flow information
     ------------------------------------------------

     1.   Interest and income taxes paid
          ------------------------------

               Cash paid for interest and income taxes for years ended December 31, 1998 and 1997 are as follows:

                                                    1998    1997
                                                  -------  -------

                    Interest Expense              $33,254  $ 1,995
                    Income Taxes                  $ 2,125  $11,746

     2.   Cash and cash equivalents
          -------------------------

               Cash and Cash Equivalents include certificates of deposit with annual maturities of one to three months.

                        BRIDGESTONE TECHNOLOGIES, INC.

                         NOTES TO FINANCIAL STATEMENTS
                              ------------------

                          December 31, 1998 and 1997

(4)  Accounts receivable
     -------------------

          Accounts receivable as of December 31, 1998 totalled $865,927, net of reserve for uncollectible accounts of $125,800. Accounts receivable as of December 31, 1997 totalled $1,502,746, net of reserve for uncollectible accounts of $90,000. The Company charged the income statement for the years ended December 31, 1998 and 1997 in the amounts of $21,887 and $4,187, respectively, to provide for additions to its reserve for uncollectible accounts.

(5)  Inventory
     ---------

          Inventory as of December 31, 1998 totalled $707,348 net of an allowance for inventory obsolescence of $41,168. Inventory as of December 31, 1997 totalled $866,507 and did not include any allowance for obsolescence. The Company charged the income statement for the year ended December 31, 1998 in the amount of $41,168 to provide for the allowance for obsolete inventory.

(6)  Prepaid expenses
     ----------------

          As of December 31, 1998 and 1997, prepaid expenses consisted of the following:

                                                            1998         1997
                                                           -------     -------

          a) Prepaid Advertising/Marketing Costs           $     0     $ 7,594
          b) Prepaid Insurance                               5,713       3,396
                                                           -------     -------

                                                           $ 5,713     $10,990
                                                           =======     =======

(7)  Accrued expenses
     ----------------

          As of December 31, 1998 and 1997, accrued expenses consisted of the following:

                                                            1998         1997
                                                           -------     -------

          a) Accrued Payroll Expenses                      $49,494     $29,576
          b) Accrued Workers Compensation Audit Liability        0      15,122
          c) Accrued Professional Fees                      44,392           0
                                                           -------     -------

                                                           $93,886     $44,698
                                                           =======     =======

                        BRIDGESTONE TECHNOLOGIES, INC.

                         NOTES TO FINANCIAL STATEMENTS
                               ----------------

                          December 31, 1998 and 1997

(8)  Due to shareholders
     -------------------

          Amounts due to shareholders are payable on demand. The obligations are evidenced by three notes to the Company's shareholders in the amounts of $213,243, $887,329 and 683,086. During the year ended December 31, 1998 and 1997, a net total of $366,001 and $289,962, respectively, was repaid to the officers. At December 31, 1998 and 1997, the total amounts due to shareholders were $1,127,695 and $1,493,696, respectively. No interest has been accrued or charged to expense for the periods ended December 31, 1998 and 1997. All amounts owed to the shareholders is subject to a subordination requirement in favor of Fleet Bank.

(9)  Notes payable
     -------------

     a) On June 26, 1998, the Company entered into a term loan agreement with Fleet Bank in the amount of $500,000. The note is collateralized by a shared first security interest in the assets of the corporation. The term of the loan is five years and the note bears interest at 7.25% per year.

     b) On June 26, 1998, the Company also entered into another term loan agreement with Fleet Bank in the amount of $250,000. The note is collateralized by a shared first security interest in the assets of the corporation. The term of the loan is five years and the note bears interest at 7.25% per year.

     c) The Company has available to it a $750,000 line of credit from Fleet Bank. The interest rate charged on the line of credit is the bank's prime rate. The note is collateralized by a shared first security interest in the assets of the corporation. The amounts charged on the line of credit are due on demand, and no later than June 26, 2000. As of December 31, 1998, the Company owed $250,000 on the line of credit.

          As of December 31, 1998, the schedule of five year debt maturities, and the resultant note payable balances are as follows:

               Year Ended       Note Payable Balance      Principal Paid
               ----------       --------------------      --------------

            December 31, 1998        $686,652               $    N/A
            December 31, 1999         552,034                134,618
            December 31, 2000         407,617                144,417
            December 31, 2001         252,377                155,240
            December 31, 2002          85,495                166,882
            Thereafter                      0                 85,495

                        BRIDGESTONE TECHNOLOGIES, INC.

                         NOTES TO FINANCIAL STATEMENT
                              -------------------

                          December 31, 1998 and 1997


(10) Unused operating loss carryforwards
     -----------------------------------

          The Company has available at December 31, 1998, $8,244 of unused federal net operating loss carryforwards that may be applied against future taxable income and that expire in 2018.

          The Company has available at December 31, 1998, $73,484 of unused Connecticut net operating loss carryforwards that may be applied against future taxable income. The loss carryforwards expire $68,071 in 2002 and $5,413 in 2004.

(11) Provision for bad debts
     -----------------------

          The amount charged to Bad Debt Expense on the income statement for years ending December 31, 1998 and 1997 is the result of the write-off of specific accounts known by the Company to be uncollectible. Also included in this amount is the adjustment to the allowance for uncollectible accounts more fully described in Note 4.

(12) Deferred income taxes
     ---------------------

          Deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of Bridgestone Technologies, Inc.'s assets and liabilities. The temporary differences that give rise to the deferred tax assets and liabilities are as follows:

                                                     1998      1997
                                                   --------  --------

           Allowance for doubtful accounts         $125,800  $ 90,000

           Capitalized costs                              0    34,639

           Depreciation                             288,813   230,340

           Intangible assets                        268,000   280,000

           Tax net operating loss carryforwards      80,111    68,071

                        BRIDGESTONE TECHNOLOGIES, INC.

                         NOTES TO FINANCIAL STATEMENTS

                             ---------------------

                          December 31, 1998 and 1997


12)  Deferred income taxes (Continued)
     ---------------------

        The total deferred tax liabilities (assets) as of December 31, 1998 are as follows:

                                                            Federal     State
                                                           ---------  ---------
        Current:
               Deferred tax liabilities                    $   2,573   $    965
               Deferred tax assets                           (20,107)   (20,190)
               Deferred tax asset valuation allowance         17,534     19,225
                                                           ---------   --------

                  Net current deferred taxes               $       0   $      0

        Non-Current:
               Deferred tax liabilities                     $128,349   $ 73,105
               Deferred tax assets                           (47,400)   (30,020)
               Deferred tax asset valuation allowance              0          0
                                                           ---------   --------

                  Net non-current deferred tax liability   $  80,949   $ 43,085

        These amounts have been presented in the Company's financial statements at December 31, 1998, as a non-current deferred tax liability of $124,034.

        The total deferred tax liabilities (assets) as of December 31, 1997 are as follows:


                                                            Federal     State
                                                           ---------  ---------
        Current:
               Deferred tax liabilities                    $     207   $    145
               Deferred tax assets                           (13,500)   (16,597)
               Deferred tax asset valuation allowance         13,293     16,452
                                                           ---------   --------

                  Net current deferred taxes               $       0   $      0

        Non-Current:
               Deferred tax liabilities                    $ 116,656   $ 80,439
               Deferred tax assets                           (35,116)   (24,581)
               Deferred tax asset valuation allowance              0          0
                                                           ---------   --------

                  Net non-current deferred tax liability   $  81,540   $ 55,858

        These amounts have been presented in the Company's financial statements at December 31, 1997 as a non-current deferred tax liability of $137,398.

                        BRIDGESTONE TECHNOLOGIES, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                --------------

                          December 31, 1998 and 1997

(13) Leases
     ------

          On July 11, 1996, the Company entered into a long-term capital lease for a certain telephone system. The lease provides for monthly rental payments over a period of 36 months. The end of lease option contained a bargain purchase option.

          As of December 31, 1998, the minimum lease payments required under the Company's lease were as follows:

                      Year Ending
                      December 31,                     Amount
                      ------------                     ------

                          1999                        $ 1,916
                       Thereafter                           0

           As of December 31, 1997, the minimum lease payments required under the Company's lease were as follows:

                      Year Ending
                      December 31,                     Amount
                      ------------                     ------

                          1998                        $ 2,897
                          1999                          1,916
                       Thereafter                           0


          On September 16, 1998, the Company entered into a two year lease agreement with BMW Financial Services NA, Inc. for the lease of an automobile for use by the Company's president. The Company accounts for the lease as an operating lease. As of December 31, 1998, the minimum lease payments required under the Company's lease were as follow:

                      Year Ending
                      December 31,                     Amount
                      ------------                     ------

                          1999                        $14,179
                          2000                          9,453
                       Thereafter                           0

                        BRIDGESTONE TECHNOLOGIES, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               -----------------

                          December 31, 1998 and 1997


(14) Related party transactions
     --------------------------

          The Company purchases a significant amount of its supplies and materials from one certain supplier. On December 9, 1996, this entity was purchased by the major shareholders of the Company, thereby rendering the supplier an affiliate. For years ended December 31, 1998 and 1997 the Company purchased $555,308 and $2,261,828, respectively, of materials from this affiliate.

          During the year ended December 31, 1998, the Company paid $1,418,744 to this affiliate. This was netted against the amounts due to the affiliate and presented as $652,863 Due from Affiliate on the December 31, 1998 Balance Sheet.

          As of December 31, 1997, the Company was owed $100,000 from this affiliate. This amount has been netted against contracted purchases and presented as $815,750 Due to Affiliate on the December 31, 1997 Balance Sheet.

          For the year ended December 31, 1997, there were $49,869 of costs incurred by the affiliate which were paid by the Company. As of December 31, 1997, the affiliate had still not repaid the Company, and, as a result, this amount is presented as Due from Affiliate on the December 31, 1997 Balance Sheet.

          Following is a summary of transactions and balances with the affiliate for 1998 and 1997:

                                                      1998        1997
                                                      ----        ----

             Accounts Receivable                   $ 40,119   $   25,580
                                                   ========   ==========
               (Included in the Accompanying
                Balance Sheet)

             Due from Affiliate                    $652,863   $   49,869
                                                   ========   ==========
               (Included in the Accompanying
                Balance Sheet)

             Accounts Payable                      $ 54,249   $  210,621
                                                   ========   ==========
               (Included in the Accompanying
                Balance Sheet)

             Due to Affiliate                      $      0   $  815,750
                                                   ========   ==========
               (Included in the Accompanying
                Balance Sheet)

             Purchases from Affiliate              $555,308    $2,261,828
                                                   ========    ==========

                        BRIDGESTONE TECHNOLOGIES, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               ----------------

                          December 31, 1998 and 1997

(15) Merger
     ------

          On September 29, 1997, the Company (formerly known as Northern Lights Enterprises, Inc.) merged its business with Bridgestone Graphic Technologies, Inc. and Innovative Equipment Technologies, Inc. in a business combination accounted for under Accounting Principles Board Opinion No. 16. After the transaction was completed, Bridgestone Graphic Technologies, Inc. and Innovative Equipment Technologies, Inc. were dissolved. The accompanying financial statements for 1997 are based on the assumption that the companies were combined for the full year. Prior to September 29, 1997, the Company, Bridgestone Graphic Technologies, Inc., and Innovative Equipment Technologies, Inc., in the ordinary course of business, entered into certain transactions for the purchase and sale of materials and for the leasing of equipment. These intercompany transactions have been eliminated in the accompanying financial statements.

                        BRIDGESTONE TECHNOLOGIES, INC.

                                  SCHEDULE A
                                  ----------

                            COST OF REVENUES EARNED
                            -----------------------

                    Years Ended December 31, 1998 and 1997


                                                 1998        1997
                                              ----------  ----------

     Material Purchases Consumed              $3,337,327  $2,946,897

     Direct and Indirect Labor                   701,892   1,602,534

     Printing Consumables                        231,325     171,085

     Freight-In                                  104,071     163,254

     Lab Supplies                                 83,313      87,424

     Metallizing                                   5,959      61,197

     Mastering                                         0      17,883

     Art Development                               4,462      11,110

     Rent                                        134,819     142,998

     Utilities                                    27,113      32,008

     Telephone                                    44,990      44,614

     Commercial Insurance                         16,724      57,669

     Repairs and Maintenance                      36,975      21,226

     Incineration/Sanitation Expense              21,691      20,381

     Depreciation and Amortization Expense       365,145     349,707
                                              ----------  ----------

          TOTAL COST OF REVENUES EARNED       $5,115,806  $5,729,987
                                              ==========  ==========

              The accompanying notes are an integral part of the
                             financial statements.

                        BRIDGESTONE TECHNOLOGIES, INC.

                                  SCHEDULE B
                                  ----------

                  SELLING, GENERAL & ADMINISTRATIVE EXPENSES
                  ------------------------------------------

                     Years Ended December 31, 1998 and 1997

                                           1998        1997
                                        ----------  ----------

Management Salaries                     $  617,814  $        0

Office Salaries                            358,734           0

Salesman Salaries and Expenses             101,464           0

Commissions                                174,787     675,915

Consulting Fees                            122,575     296,773

Freight-Out                                213,864     174,111

Office Supplies and Expense                 49,159      36,090

Postage and Office Shipping                 20,538      70,189

Professional Fees                          130,126      85,203

Merger Fees                                 71,633     110,200

Research and Development                   306,345      39,287

Group Insurance                             71,476      49,630

Travel Expenses                            187,226     185,219

Advertising and Marketing                   89,065     114,376

Dues and Subscriptions                      11,834      16,232

Property Taxes                               8,040       6,978

Interest Expense                            33,254       1,995

Security Expense                            96,512       2,621

Vehicle Expense                             27,646      11,758

Employee Benefits                           20,057       5,214

Computer Consulting                              0      13,522

Miscellaneous                               23,433      21,899

Bad Debt Expense                           102,067      77,750
                                        ----------  ----------

     TOTAL SELLING, GENERAL
         AND ADMINISTRATIVE EXPENSES    $2,837,649  $1,994,962
                                        ==========  ==========

   The accompanying notes are an integral part of the financial statements.

                        BRIDGESTONE TECHNOLOGIES, INC.

                                 BALANCE SHEET

                        ______________________________

                              September 30, 1999
                                  (unaudited)


                                    ASSETS
                                    ------
CURRENT ASSETS
     Cash on Hand and in Banks                                    $     81,091
     Accounts Receivable                                               910,685
     Inventory                                                         521,454
     Due from Affiliate                                                      -
     Prepaid Expenses                                                   25,790
                                                                  ------------

                 TOTAL CURRENT ASSETS                                1,539,020
                                                                  ------------

NON-CURRENT ASSETS
     Property and Equipment                                          2,888,855
       Less: Accumulated Depreciation                               (1,366,959)
                                                                  ------------

                 TOTAL NON-CURRENT ASSETS                            1,521,896
                                                                  ------------

OTHER ASSETS
     Capitalized Patent Costs                                           12,159
     Leasehold Improvements                                             85,033
     Organizational Costs                                                1,947
                                                                  ------------
                 Subtotal                                               99,139
       Less: Accumulated Amortization                                  (62,982)
                                                                  ------------
                 Net                                                    36,157


     Deposits                                                                -
                                                                  ------------
                 TOTAL OTHER ASSETS                                     36,157
                                                                  ------------

                              TOTAL ASSETS                        $  3,097,073
                                                                  ============

                        BRIDGESTONE TECHNOLOGIES, INC.

                                 BALANCE SHEET

                        _____________________________

                              September 30, 1999
                                  (unaudited)

                     LIABILITIES AND SHAREHOLDERS' EQUITY
                     ------------------------------------
CURRENT LIABILITIES
        Accounts Payable                                                     $   594,961
        Revolving Credit                                                         650,000
        Due to (from) Affiliate                                                        -
        Note Payable - Current Portion                                           141,832
        Accrued Expenses                                                          11,230
                                                                             -----------

                  TOTAL CURRENT LIABILITIES                                    1,398,023
                                                                             -----------
NON-CURRENT LIABILITIES
        Notes Payable                                                            587,177
          Less: Current Portion                                                 (141,832)
                                                                             -----------
                  Net Long-Term Portion                                          445,345

        Due to Shareholders                                                    1,087,396
        Deferred Taxes - Non-Current Portion                                     124,034
                                                                             -----------

                  TOTAL NON-CURRENT LIABILITIES                                1,656,775
                                                                             -----------

SHAREHOLDERS' EQUITY
        Common Stock, No Par Value;
          1,000 shares authorized;
          400 shares issued and outstanding                                       21,000
        Retained Earnings                                                        121,275
                                                                             -----------

                                                                                 142,275

        Less: Treasury Stock
          (60 shares; Common Stock;
          No Par Value) at cost                                                 (100,000)
                                                                             -----------

                  TOTAL SHAREHOLDERS' EQUITY                                      42,275
                                                                             -----------

                             TOTAL LIABILITIES & SHAREHOLDERS' EQUITY        $ 3,097,073
                                                                             ===========

                        BRIDGESTONE TECHNOLOGIES, INC.

                           STATEMENTS OF OPERATIONS


                        ______________________________

                                  (unaudited)

                                                               Nine Months Ended
                                                                  September 30,
                                                             1999               1998
                                                             ----               ----
Contract Revenues Earned                                  $ 5,140,758        $ 5,920,200

Cost of Revenues Earned                                     4,463,920          3,843,201
                                                          -----------        -----------

  Gross Profit                                                676,838          2,076,999

Selling, General & Administrative Expenses                  1,462,287          1,755,874
                                                          -----------        -----------

  INCOME (LOSS) FROM OPERATIONS                              (785,449)           321,125

Interest Income (Expense)                                     (59,061)           (15,278)
                                                          -----------        -----------

  INCOME (LOSS) BEFORE INCOME TAXES                          (844,510)           305,847

Income Tax Expense (Benefit)                                        -            178,658
                                                          -----------        -----------

  NET INCOME (LOSS)                                       $  (844,510)       $   127,189
                                                          ===========        ===========

                        BRIDGESTONE TECHNOLOGIES, INC.

                           STATEMENTS OF CASH FLOWS

                        _______________________________

                                  (unaudited)


                                                                                  Nine Months Ended
                                                                                     September 30,
                                                                                1999               1998
                                                                             ----------         -----------
Operating Activities
Net income (loss)                                                            $ (844,510)        $   127,189
Adjustments to reconcile net income (loss) to net
  cash provided by (used in) operating activities:
  Depreciation and amortization                                                 270,119             303,090
  Changes in operating assets and liabilities:
    Accounts receivable                                                         (44,758)            477,328
    Inventory                                                                   185,894            (138,338)
    Other current assets                                                        (20,077)            (15,363)
    Accounts payable                                                             78,210             627,367
    Other current liabilities                                                   (84,572)            139,331
                                                                             ----------         -----------
Net cash provided by (used in) operating activities                            (459,694)          1,520,604
                                                                             ----------         -----------

Investing Activities
  Purchases of property, plant and equipment                                   (402,435)           (189,474)
  Other long term assets                                                          7,646            (278,609)
                                                                             ----------         -----------
Net cash used in investing activities                                          (394,789)           (468,083)
                                                                             ----------         -----------

Financing Activities
  Proceeds from credit line                                                     400,000             100,000
  Proceeds from long term debt                                                        -             716,484
  Payments on long term debt                                                    (99,475)
  Increase (decrease) in loans to shareholders                                  (40,299)           (810,610)
  (Increase) decrease in amounts due from affiliates                            652,863          (1,330,755)
                                                                             ----------         -----------
Net cash provided by (used in) financing activities                             913,089          (1,324,881)
                                                                             ----------         -----------

Net increase (decrease) in cash                                                  58,606            (272,360)
Cash, beginning of period                                                        22,485             369,387
                                                                             ----------         -----------
Cash, end of period                                                          $   81,091         $    97,027
                                                                             ==========         ===========